UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-12

Jones Apparel Group, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2) Aggregate number of securities to which transaction applies: ____________________________________________________________________

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JONES APPAREL GROUP, INC.
1411 BROADWAY, NEW YORK, NEW YORK  10018

May 7, 2008

An important message from Wes Card:

Our annual meeting of stockholders to be held on May 21, 2008 is fast approaching. At this year's meeting, stockholders will consider and vote upon the election of our directors, ratification of the selection of our independent registered public accountants for 2008 and a shareholder proposal regarding an advisory vote on executive compensation.

Your vote is very important. As a holder of shares of Jones common stock on the record date for the annual meeting, you are entitled to one vote for each share of common stock held by you, including unvested shares of restricted stock. As of a recent date, we have not yet received your vote for this year's meeting.

If you hold unvested shares of restricted stock or hold vested shares in your own name, you received a proxy statement and a proxy card for those shares from our transfer agent, The Bank of New York Mellon. You must use that proxy card to vote those shares, unless you intend to vote those shares in person at the annual meeting.

If you hold shares in a brokerage account through the Company's program with Merrill Lynch or with any other broker, you must vote those shares separately, using the voting instruction card that you received in the mail either from Broadridge (on behalf of certain brokers) or directly from a broker that does not use Broadridge. Those cards most likely included instructions on how to vote by telephone or by Internet.

If you have not yet voted your shares, you are urged to do so at your earliest convenience. Our Board of Directors recommends that you vote FOR each of the nominees for director, FOR the ratification of our independent registered public accountants for 2008 and AGAINST the adoption of the shareholder proposal. Your support in accordance with these recommendations is important at this year's meeting, and for the reasons discussed on pages 50-51 of the proxy statement, we believe that your vote AGAINST adoption of the shareholder proposal is particularly important.

Please vote your shares of restricted and unrestricted stock held in your name by signing, dating and returning the enclosed replacement proxy card in the postage-paid envelope provided. If you have not voted shares you hold in a brokerage account and you discarded or misplaced the voting instruction card, please contact the person responsible for your account to request a replacement card or otherwise to provide voting instructions to that broker.

If you have any questions or require assistance voting your shares, please contact Jennifer Giglio in the Legal Department at ext. 2496.

Thank you for your cooperation and continued support.

JONES APPAREL GROUP, INC.
P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Jones Apparel Group, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 21, 2008 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" all listed nominees for director and Item 2, and "AGAINST" Item 3.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

You can now access your Jones Apparel Group, Inc. account online.

Access your Jones Apparel Group, Inc. shareholder account online via Investor ServiceDirect(R) (ISD).

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View account status View certificate history View book-entry information	View payment history for dividends Make address changes Obtain a duplicate 1099 tax form Establish/change your PIN

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Admission Ticket
Annual Meeting
of
Jones Apparel Group, Inc. Stockholders
Wednesday, May 21, 2008
10:00 a.m.
JPMorgan Chase Conference Centers
270 Park Avenue
Eleventh Floor
New York, New York
Agenda

  Election of Directors
  Ratification of the selection of independent registered public accountants
  Shareholder proposal regarding advisory vote on executive compensation
  Report on the progress of the corporation
  Informal discussion among stockholders in attendance

[X]		Votes must be indicated (x) in Black or Blue ink.			(PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)									Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED NOMINEES AND "FOR" ITEM 2.
1.	Election of Directors
	NOMINEES:		FOR ☐	AGAINST ☐	ABSTAIN ☐			FOR ☐	AGAINST ☐	ABSTAIN ☐			FOR ☐	AGAINST ☐	ABSTAIN ☐
	01 -	Wesley R. Card				05 -	Ann N. Reese				2.	Ratification of BDO Seidman, LLP as the independent registered public accountants of the corporation for 2008.
			☐	☐	☐			☐	☐	☐
	02 -	Sidney Kimmel				06 -	Gerald C. Crotty				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 3.
			☐	☐	☐			☐	☐	☐			FOR ☐	AGAINST ☐	ABSTAIN ☐
	03 -	Matthew H. Kamens				07 -	Lowell W. Robinson				3.	Shareholder proposal regarding advisory vote on executive compensation.
			☐	☐	☐			☐	☐	☐
	04 -	J. Robert Kerrey				08 -	Donna F. Zarcone				4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature							Signature					Date
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

^ FOLD AND DETACH HERE ^

JONES APPAREL GROUP, INC.

Annual Meeting of Stockholders

May 21, 2008, 10:00 A.M.

JPMorgan Chase Conference Centers

270 Park Avenue

Eleventh Floor

New York, New York

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect(R) at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.